THE AMERICAN HERITAGE FUND, INC.
                                  [THE AMERICAN HERITAGE FUND, INC. LOGO]
                                  1370 Avenue of the
                                  Americas
                                  New York, N.Y. 10019
                                  Tel: (212) 397-3900
                                  Fax: (212) 397-4036

Heiko Thieme
Chairman

July 2000

To Our Valued Shareholders:

The American Heritage Fund experienced several changes in Fiscal year 2000. While the performance with a slight negative return remained disappointing, it still was a significant improvement from the losses occurred in fiscal 1999. However, I will only be satisfied, when our returns compete favorably with the rest of the market. As a non-diversified fund, the portfolio focuses on few stocks even though more names have been added to the holdings.

Senetek, by far the largest position, signed several important distribution agreements for their skin-care product Kinetin with Revlon and The Body Shop. Senetek has announced that they expect to be profitable by the end of this year. Hopefully, this will be the beginning of a major turn for the better after Senetek experienced significant disappointments over the years.

Portfolio turnover has been drastically reduced, as short-term trading did not produce the desired results. We do not intend to resume short-term trading unless the investment climate changes significantly. As far as the expense ratio is concerned we have made slight improvements even though the assets under management continued to decline.

The US economy seems to approach a soft-landing. We expect no further interest rates increases for the rest of this year. Corporate earnings should continue to expand although at a slower rate. Stock selection and patience will remain key for a successful strategy. Those who are interested in our overall investment approach and analysis may ask for a free copy of my monthly newsletter "The Viewpoint", which has been published since 1979.

Our next conference call will be on October 19, 2000 at 4:30 PM (Eastern Time). As usual I intend to discuss our strategy and will take your questions. The toll-free number is: 1-800-659-1025 or Long-Distance: 904-779-4707.

Thank you for your continuous confidence.

Yours sincerely,

/s/ Heiko THieme

Heiko H. Thieme

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2000
---------------------------------------------------------

                     ASSETS
Investments in securities, at
  value (cost $12,742,728) (Note
  3)..............................  $  3,494,875
Receivable for securities sold....        13,786
Receivable for dividends and
  interest........................         6,940
Prepaid expenses..................         9,852
Other assets......................         6,200
                                    ------------
  TOTAL ASSETS....................     3,531,653
                                    ------------
                  LIABILITIES
Payable for capital stock
  reacquired......................         2,651
Accrued advisory fees.............         4,586
Accrued expenses and other
  payables........................        50,650
                                    ------------
  TOTAL LIABILITIES...............        57,887
                                    ------------
Commitments & Contingencies.......            --

                   NET ASSETS
Net Assets (equivalent to $.27 per
  share based on 12,744,564 shares
  of capital stock outstanding)...  $  3,473,766
                                    ============
Composition of net assets:
Shares of capital stock...........  $    127,446
Paid in capital...................    59,669,000
Accumulated distributions in
  excess of net investment
  income..........................    (3,861,577)
Accumulated net realized loss on
  investment transactions.........   (43,213,250)
Net unrealized depreciation of
  investments.....................    (9,247,853)
                                    ------------
     NET ASSETS, May 31, 2000.....  $  3,473,766
                                    ============

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                  MAY 31, 2000
---------------------------------------------------------

                                 Number of
                                  Shares       Value
-------------------------------------------------------
           COMMON STOCKS & WARRANTS - 98.59%
AEROSPACE/DEFENSE - 1.12%
Boeing Co. ....................     1,000    $   39,063
                                             ----------
BANKING & FINANCE - 0.00%
Kouri Capital Group, Inc.*+....   200,000             0
                                             ----------
BIOTECHNOLOGY - 69.39%
Direct Therapeutics, Inc.*+....   160,000        48,000
Senetek PLC Sponsored
  ADR*(+)......................  1,758,000    2,362,313
                                             ----------
                                              2,410,313
                                             ----------
BUSINESS EQUIPMENT - 0.78%
Xerox Corp. ...................     1,000        27,125
                                             ----------
COMMUNICATION & EQUIPMENT - 0.00%
Millicom International Cellular
  S.A. Rights*(+)+.............    27,100             0
                                             ----------
COMPUTER EQUIPMENT & SOFTWARE - 2.36%
Management Technologies,
  Inc.*........................    95,238           476
Seagate Technology, Inc*.......     1,000        58,000
Western Digital Corp*..........     5,000        23,438
                                             ----------
                                                 81,914
                                             ----------
CONSUMER PRODUCTS - 3.98%
Group Sense International
  Ltd.*........................   440,000        45,739
Philip Morris Companies,
  Inc. ........................     1,000        26,125
Procter & Gamble Co. ..........     1,000        66,500
                                             ----------
                                                138,364
                                             ----------
ENTERTAINMENT & LEISURE - 0.00%
Gold Star International, Inc
  Units*(+)+...................     5,000             0
                                             ----------
LIFE/HEALTH INSURANCE - 0.89%
MetLife, Inc*..................     1,500        30,750
                                             ----------
MEDICAL TECHNOLOGY - 15.05%
A D M Tronics Unlimited,
  Inc.*........................  2,000,000      520,000
Demegen, Inc*..................     5,000         2,656
Medtrack, Inc.*+...............   300,000             0
                                             ----------
                                                522,656
                                             ----------

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                  MAY 31, 2000
                                  (Continued)
---------------------------------------------------------

                                 Number of
                                  Shares       Value
-------------------------------------------------------
NETWORKING & COMMUNICATION DEVICES - 1.20%
3COM Corp*.....................     1,000    $   41,813
                                             ----------
RADIO - 2.17%
Sirius Satellite Radio, Inc*...     2,000        75,500
                                             ----------
RETAILERS - 0.07%
Massimo da Milano, Inc.(+).....   124,322         2,486
                                             ----------
SAVINGS & LOAN - 1.58%
Dime Bancorp, Inc. ............     3,000        54,750
                                             ----------
TOTAL COMMON STOCKS & WARRANTS
  (Cost 12,545,087)............               3,424,734
                                             ----------
               PREFERRED STOCKS - 0.00%
Medtracks Inc Pf B+ (Cost
  $0)..........................    30,000             0
                                             ----------
                BONDS AND NOTES - 0.65%
International Fast Food G-Bond
  9%, due 12/15/2007 (Cost
  $150,000)....................   150,000        22,500
                                             ----------
SHORT TERM INVESTMENTS - 1.37%
Firstar Treasury Fund (Cost
  $47,641).....................    47,641        47,641
                                             ----------
TOTAL SECURITIES
(Cost $12,742,728).............              $3,494,875
                                             ==========

  *  Non-income producing security
(+)  Foreign security
  +  Illiquid security

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MAY 31, 2000
---------------------------------------------------------

INVESTMENT INCOME:
Dividends...........................  $   1,380
Interest............................     18,899
                                      ---------
TOTAL INVESTMENT INCOME.............     20,279
                                      ---------
EXPENSES:
Advisory fees (Note 2)..............     53,449
Administration fees.................     25,866
Transfer agent fees.................     41,094
Registration fees and expenses......     23,696
Directors fees......................     10,000
Audit fees..........................     34,764
Insurance...........................     38,133
Custody fees........................      6,332
Legal fees..........................     32,700
Printing and postage expense........     21,126
Rent................................     32,500
Fund accounting fees................     32,694
Miscellaneous.......................      5,485
                                      ---------
TOTAL EXPENSES......................    357,839
                                      ---------
Investment loss -- net..............   (337,560)
                                      ---------
NET REALIZED AND UNREALIZED GAINS ON
  INVESTMENTS: (Note 3)
Net realized gain on securities
  transactions......................    765,288
Net change in unrealized
  depreciation on investments.......   (468,807)
                                      ---------
Net gain on investments.............    296,481
                                      ---------
Net decrease in net assets resulting
  from operations...................  $ (41,079)
                                      =========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------

                              FOR THE YEARS ENDED MAY 31,
                              ---------------------------
                                 2000           1999
                              -----------   -------------
DECREASE IN NET ASSETS FROM
 OPERATIONS:
Investment loss -- net......  $ (337,560)   $   (711,979)
Net realized gain (loss)
  from investment
  transactions..............     765,288        (953,216)
Net increase in unrealized
  depreciation on
  investments...............    (468,807)     (9,400,650)
                              ----------    ------------
Net decrease in net assets
  resulting from
  operations................     (41,079)    (11,065,845)
Distributions to
  shareholders from --
  Investment
    income -- net...........           0               0
  Net realized gains on
    investments.............           0               0
  Return of capital.........           0               0
Capital share
  transactions..............    (833,568)     (1,476,480)
                              ----------    ------------
  Net decrease in
    net assets..............    (874,647)    (12,542,325)
NET ASSETS:
Beginning of period.........   4,348,413      16,890,738
                              ----------    ------------
End of period...............  $3,473,766    $  4,348,413
                              ==========    ============

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2000
---------------------------------------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
The American Heritage Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Significant accounting principles of the Fund are as follows:

SECURITY VALUATIONS
The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on the exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors, in good faith determines.

FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

OPTION WRITING
When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the premium and the amount paid on effecting a closing
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                  (Continued)
---------------------------------------------------------
purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100 million average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. For the year ended May 31, 2000, AHMC received $53,449 in investment advisory fees. Heiko H. Thieme is the Fund's Chairman of the Board of Directors, Chief Executive Officer and Secretary. Heiko
H. Thieme is

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                  (Continued)
---------------------------------------------------------
also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 100% of the outstanding shares.

The Fund has agreed to reimburse AHMC for office space utilized by the Fund. For the year ended May 31, 2000, the Fund reimbursed AHMC $32,500 for the use of its office space.

AHMC is also reimbursed for administrative personnel utilized by the Fund. Total reimbursement was $25,866 for the year ended May 31, 2000.

NOTE 3. INVESTMENTS

For the year ended May 31, 2000, purchases and sales of investment securities other than short-term investments aggregated $561,922 and $1,322,494, respectively. As of May 31, 2000, the gross unrealized appreciation for all securities totaled $100,192 and the gross unrealized depreciation for all securities totaled $9,348,045, or a net unrealized depreciation of $9,247,853. The aggregate cost of securities for federal income tax purposes at May 31, 2000, was $12,742,728.

Net realized gain on investments for the year ended May 31, 2000, was $765,288. The components are as follows:

Long transactions                      $765,288
Short sale transactions                       0
                                       --------
                                       $765,288
                                       ========

NOTE 4. RESTRICTED SECURITIES AND OTHER ILLIQUID SECURITIES

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                  (Continued)
---------------------------------------------------------

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted for financial statement presentation purposes in reliance upon the provisions of Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities.

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                  (Continued)
---------------------------------------------------------
Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

NOTE 5. CARRYOVERS

At May 31, 2000, the Fund had net capital loss carryforwards of approximately $46,077,000, expiring in 2002 through 2006 and net operating loss carryforwards of approximately $3,847,000, expiring in 2000 through 2015.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

As of May 31, 2000, the total par value and paid in capital totaled $59,796,446.

Transactions in capital stock were as follows:

                           FOR THE YEAR ENDED        FOR THE YEAR ENDED
                              MAY 31, 2000              MAY 31, 1999
                         ----------------------   ------------------------
                           SHARES      AMOUNT       SHARES       AMOUNT
                         ----------   ---------   ----------   -----------
Shares sold                 523,154   $ 121,933    2,706,299   $ 1,341,120
Shares issued in
 reinvestment of
 dividends                        0           0            0             0
Shares redeemed          (3,304,083)   (955,501)  (5,358,095)   (2,817,600)
                         ----------   ---------   ----------   -----------
Net decrease             (2,780,929)  $(833,568)  (2,651,796)  $(1,476,480)
                         ==========   =========   ==========   ===========

NOTE 8. CONTINGENCIES

On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact amount of the losses incurred by the members of the purported class, the Fund believes that such losses do not exceed $25 million and could be less. The amount
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                  (Continued)
---------------------------------------------------------
of the outstanding shares of the Fund has been rapidly diminishing since 1994.

The Plaintiff made a motion to permit the action to proceed as a class action and in which the Plaintiff would serve as the sole class representative of all persons who acquired shares of the Fund from July 1, 1993 through August 31, 1994. On August 1, 1997, the Court denied the Plaintiff's Motion. If the Plaintiff were to appeal the Court's denial and if he were to prevail on the appeal as well as the merits of his case, our potential loss could be as much as $25 million, which is substantially more than our assets.

After conferring with our special counsel, we concluded that the substantive allegations of the amended complaint are without merit. Although there can be no assurance of the outcome of the action, based upon our belief, we have not established a reserve for potential losses other than the expense of our defense. We have vigorously defended the action and intend to continue to do so if the Plaintiff proceeds. Our officers and directors are entitled to be indemnified by us to the full extent permitted by law.

The Fund has borne no expenses related to the above litigation for the year ended May 31, 2000. As of May 31, 2000, the Fund has recovered a total of $171,310 from its insurance carrier relating to prior years expenses.

On August 4, 1995 the Fund commenced an action against Kouri Capital Group, Inc. ("KCG") and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action was based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued thereby and sold to the Fund for $4,400,000. Such obligation of KCG was personally guaranteed by Mr. Kouri. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund sought a recovery in the amount of $4,400,000 plus interest. The defendants denied the substantive allegations of the Complaint and asserted

---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                  (Continued)
---------------------------------------------------------
counterclaims which would declare their obligations to the Fund to have been terminated and to obtain damages in excess of $4,400,000. The Fund, after conferring with its special counsel, concluded that the substantive allegations of the counterclaims were without merit. Although there could be no assurance of the outcome of the action, based upon the Fund's belief, the Fund did not establish a reserve for potential losses other than the expense of its defense of the counter claims. Upon agreement of the parties, the action has been dismissed without prejudice. In the event that the Fund is unable to reach a settlement of its claims acceptable to the Fund, the Fund intends to bring another action against KCG and Mr. Kouri.

The Fund has borne all expenses related to the above litigation. For the year ended May 31, 2000, there were no expenses relating to the litigation which were borne by the Fund.

NOTE 9. LIQUID SECURITIES AND CERTAIN
OTHER RELATED PARTY TRANSACTIONS

Based solely on the reported trading volume, the Fund's investments in the securities of Senetek PLC
---------------------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                  (Continued)
---------------------------------------------------------
(Senetek) and ADM Tronics Unlimited, Inc. (ADM), which represented 68% and 15% of the Fund's net assets on May 31, 2000, respectively, would not be considered to be liquid. The Fund, however, has determined that the investments are liquid primarily based on reported trading volume and an offer from The Global Opportunity Fund Limited (Global) to purchase up to 1,000,000 shares of the Fund's 1,758,000 shares of Senetek and up to 1,500,000 of the Fund's 2,000,000 shares of ADM at the market price at the time of the purchase. Global is a foreign company. Heiko H. Thieme is the chief executive officer of both Global and the Fund and makes the investment decisions for both of them. Global's offer will remain open until written notification of the withdrawal of the offer is received from Global or the offer is accepted by the Fund. Global has agreed that any litigation with respect to the offer be brought in the courts of New York County in the State of New York or the US District Court for the Southern District of New York and agreed to waive any jurisdictional defense or any defense to the effect the offer and acceptance of it is not enforceable in accordance with its terms. There were no transactions during the year ended May 31, 2000 between the Fund and Global.

                        THE AMERICAN HERITAGE FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                        FOR THE FISCAL YEARS ENDED MAY 31,
                                                         -----------------------------------------------------------------
                                                            2000         1999         1998          1997          1996
                                                         ----------   ----------   -----------   -----------   -----------
Net asset value, beginning of period...................  $     0.28   $     0.93   $      0.83   $      0.76   $      0.63
Income (loss) from investment operations:
  Net investment income (loss).........................       (0.04)       (0.04)        (0.04)        (0.03)        (0.02)
  Net gains (losses) on securities (both realized and
    unrealized)........................................        0.03        (0.61)         0.14          0.10          0.15
                                                         ----------   ----------   -----------   -----------   -----------
Total from investment operations.......................       (0.01)       (0.65)         0.10          0.07          0.13
Less distributions
  Dividends (from net investment income)...............          --           --            --            --            --
  Distributions (from capital gains)...................          --           --            --            --            --
  Return of capital distribution.......................          --           --            --            --            --
                                                         ----------   ----------   -----------   -----------   -----------
Net asset value, end of period.........................  $     0.27   $     0.28   $      0.93   $      0.83   $      0.76
                                                         ==========   ==========   ===========   ===========   ===========
Total return...........................................     (3.57)%     (69.89)%        12.05%         9.21%        20.63%
Net assets, end of period..............................  $3,473,766   $4,348,413   $16,890,738   $18,126,591   $21,429,753
Ratio of expenses to average net assets................       8.37%        8.88%         5.85%         6.42%         6.25%
Ratio of net income (loss) to average net assets.......     (7.90)%      (8.67)%       (4.08)%       (4.97)%       (3.53)%
Portfolio Turnover Rate................................         13%       1,528%        1,180%          470%          606%

   The accompanying notes are an integral part of these financial statements.

[MATHIESON AITKEN JEMISON LOGO]

[MATHIESON AITKEN JEMISON LLP  LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
American Heritage Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The American Heritage Fund, Inc., including the schedule of investments in securities as of May 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights and related ratios/supplemental data for each of the five years in the period then ended. These financial statements, and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements, and the financial highlights and related ratios/supplemental data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights and related ratios/supplemental data. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the principles used and significant estimated made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of The American Heritage Fund, Inc. as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights and related ratios/supplemental data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ MATHIESON AITKEN JEMISON, LLP

July 24, 2000

                                                                   [INPACT LOGO]

                                                THE AMERICAN HERITAGE FUND, INC.
                                             1370 Avenue of the Americas
   ADDRESS CORRECTION REQUESTED           New York, NY 10019
                                                FIRST CLASS MAIL
                                             U.S. POSTAGE
                                          PAID
                                       JERSEY CITY, NJ
                                    PERMIT NO. 412

                     THE
                     AMERICAN
[LOGO]               HERITAGE
                     FUND, INC.
-------------------------------------
                     ANNUAL REPORT
                     May 31, 2000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The American Heritage Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.